EXHIBIT 99.28

The premier capital provider to the hospitality industryTM

SAFE HARBOR In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission, which may be accessed on the Company's website at www.ahtreit.com. References to EBITDA represents Earnings before Interest (except for interest related to our mezzanine loans), Taxes, Depreciation, and Amortization, and excludes the portion of these items attributable to minority interest.

Sale-Leasebacks First Mortgage Loans Hotel Ownership To maximize shareholder returns throughout the peaks and the troughs of all lodging cycles via: Diversified equity and debt investments Portfolio allocation strategy that capitalizes on changing market opportunities MISSION STATEMENT Mezzanine Loans

ACCOMPLISHMENTS SINCE IPO Doubletree Guest Suites Columbus, OH 194 rooms Embassy Suites Phoenix, AZ 229 rooms Residence Inn - Lake Buena Vista Lake Buena Vista, FL 210 rooms Wyndham-Emerald Plaza San Diego, CA 436 rooms

ACCOMPLISHMENTS SINCE IPO 9 Acquired diversified lodging portfolio Achieved returns within the targeted ranges Investment pace on target Invested equity capital first, then accessed debt for growth Paid initial dividend within expected time frame and range Lodging market and economic recovery occurring Created a motivated, multi-task management team Aggressively asset managing portfolio

DIVERSIFIED PORTFOLIO HOTEL OWNERSHIP 60-80% allocation Current yield Capital appreciation Undervalued assets Reposition Timing: Trough/Mid- Stage Recovery FIRST MORTGAGE 0-10% allocation Stable returns High volume Counter cyclical Discount to par Timing: Peak/Early Decline MEZZANINE 20-40% allocation Wide index spreads Inefficient market Foreclosure options LTV competitive advantage Timing: Late Decline/Early Recovery SALE-LEASEBACK 0-10% allocation Stable returns Participation Timing: Late Recovery/Mid-Stage Decline PEAK Late Cycle Early Recovery Full Decline Early Decline TROUGH

DIVERSIFIED PORTFOLIO Management making strategic investments as done in prior cycles Yearly Change in U.S. Per Room Value vs. Management** Purchases/Sales Source: HVS International, Remington Hotel Corp. *Debt investments are calculated as total rooms x percent of capital structure ** Includes performance of predecessor management prior to IPO and current management subsequent to IPO Acquisitions Debt Investments* Sales/Loan Payoffs U.S. Value '90 32000 '91 23000 '92 3399 3301 23500 '93 6280 5894 311 27500 '94 3876 821 33500 '95 360 2589 42500 '96 1247 51500 '97 4917 66500 '98 1552 495 66800 '99 610 5626 69100 '00 669 532 80000 '01 284 221 61000 '02 58000 '03 2381 35.52 63000 '04 YTD 723 758.57 69000 Ashford IPO Value per Room

DIVERSIFIED PORTFOLIO * Includes announced hotel acquisition Investments are diversified by capital structure and geography

DIVERSIFIED PORTFOLIO 80% of AHT's rooms* are Hilton, Marriott, or Starwood Brands * Direct hotel investments (includes announced acquisition) Marriott Brands Hilton Brands Starwood Brands Other Brands & Independents

ACHIEVING TARGET INVESTMENT RETURNS 19

INVESTMENTS ON PACE $128 MM Contributed Assets: 4 Embassy Suites 2 Radisson Hotels $60MM Portfolio: 4 Embassy Suites 2 Doubletree Suites $36MM Portfolio Hilton Garden Inn SpringHill Suites Homewood Suites Hampton Inn $10MM Hilton Times Square Mezz Loan $26MM Residence Inn Lake Buena Vista Mezz Loans $15MM Adam's Mark, $25MM Mixed Portfolio, $15MM Embassy Suites Logan Airport, $6.6MM Northland Inn $24MM Sea Turtle Inn $16MM SpringHill Suites BWI Airport $22MM Sheraton Bucks County Investment Pipeline: Approximately $116MM to $166MM to be fully invested at targeted leverage levels Total Assets ($ in millions)

DEBT FINANCING Existing Debt (as of March 31, 2004) Secured Credit Facility $49.8 MM Las Vegas Embassy Suites $16.0 MM Portfolio Financing (FelCor Portfolio) $27.8 MM Hilton Garden Inn - Jacksonville $6.4 MM TOTAL DEBT $100.0 MM Financing Strategy Less than 30% leverage creates borrowing opportunity Currently in the market for portfolio financing (15 hotels) Closing on two mezzanine warehouse facilities Expanding credit facility Total leverage target of 55-60% of cost basis

DIVIDEND PAYMENT ON TARGET 25 Paid first dividend to shareholders of record as of 3/31/2004 Dividend of $0.06 per share on partially invested portfolio Within stated range of 80-85% of cash available for distribution Embassy Suites Las Vegas, NV 220 rooms Embassy Suites Syracuse, NY 215 rooms

Room Demand Room Supply GDP 1988 0.047 0.046 0.042 1989 0.048 0.037 0.035 1990 0.022 0.035 0.018 1991 -0.011 0.017 -0.005 1992 0.021 0.009 0.03 1993 0.019 0.006 0.027 1994 0.032 0.012 0.04 1995 0.021 0.016 0.027 1996 0.021 0.024 0.036 1997 0.025 0.035 0.044 1998 0.027 0.039 0.043 1999 0.03 0.038 0.041 2000 0.035 0.028 0.038 2001 -0.035 0.023 0.003 2002 0.005 0.016 0.024 2003 0.016 0.013 0.031 2004 E 0.045 0.014 0.049 LODGING MARKET / ECONOMY RECOVERY Room Demand grew by 5.7% in Q1 2004; Room Supply grew by 1.2% Yearly % Change in U.S. Hotel Room Demand Growth, Room Supply Growth, & U.S. GDP Growth Source: Smith Travel Research, PricewaterhouseCoopers Percentage Change

LODGING MARKET / ECONOMY RECOVERY Portfolio is Positioned for RevPAR Growth

MANAGEMENT Douglas Kessler COO David Kimichik CFO David Brooks CLO Tax / Accounting Asset Management Underwriting Investment Strategy Investor Relations Capital Markets Legal SEC Transactions Monty Bennett President & CEO High insider ownership of 22% Overhead remains within budget as positions added

MANAGEMENT Actively asset managing hotels in order to maximize value - Capital improvement programs at hotels - Focused on yield maximizing strategy as demand picks up - Management transitions to generate better flow through - Corporate wide initiatives on insurance, tax, energy - Added to asset management staff to create value Adam's Mark Hotel Denver, CO 1,225 rooms Embassy Suites Flagstaff, AZ 119 rooms

KEY ASHFORD HIGHLIGHTS SpringHill Suites BWI Airport Baltimore, MD 133 rooms Wyndham Hotel Burlington, VT 256 rooms Sea Turtle Inn Jacksonville, FL 193 rooms Radisson Hotel Holtsville, NY 188 rooms

FIRST QUARTER HIGHLIGHTS

2004 & BEYOND Expect to be fully invested within 12 months of IPO $385 million already closed or announced with active pipeline Constantly evaluating investment landscape Maximize shareholder returns through either equity or debt investments Optimize financial leverage Portfolio financing; mezzanine warehouse facilities Aggressive asset management Maximize value of direct hotel investments

KEY ASHFORD HIGHLIGHTS Accomplishments since IPO Ashford has achieved its goals Improving lodging fundamentals Demand is expected to outpace new supply and economy is recovering Diversified investment strategy Optimize returns throughout all lodging cycles High quality portfolio Quality brand representation and diversification Strong management Infrastructure to capitalize on investment opportunities Active pipeline Continue to make investments to increase earnings

The premier capital provider to the hospitality industryTM